Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings
Borrowings

28.Borrowings

	As of December 31,
	2021	2022
	RMB’000	RMB’000
Non-current
Other borrowings (Note (i))	—	7,098
Current
Bank borrowings (Note (ii))	15,153	86,023
Current portion of other borrowings (Note (i))	4,401	23,711
	19,554	109,734
Total	19,554	116,832

Note:

(i)	The Group entered into sale and leaseback agreements with independent parties, to which the Group transferred the ownership of certain instruments and thereby obtained cash proceeds.

The Group continues to have control over the assets which make the above ownership transfers not qualify as sales transactions as a result. The proceeds received by the Group are thus in substance borrowings with the assets not being derecognized.

The interest rates of these borrowings are approximately 6%-8% per annum and subject to adjustments in accordance with the benchmark lending interest rate promulgated by the People’s Bank of China. The principals and interests are repaid in quarterly or monthly instalments based on respective agreements.

28.Borrowings (Continued)

Note (Continued):

(ii)	The Group obtained bank facilities with 1-year term with existing ones being progressively expired up to November 2023. Bank borrowings require corporate guarantee provided by certain Group companies in general and bear fixed interest rates at 3.9% and 2.7%-4.7% per annum as of December 31, 2021 and 2022 respectively.

As of December 31, 2021 and 2022, the unutilized bank facilities amounted to RMB 4 million and RMB 63 million respectively.